Exhibit 2
                                                                       ---------
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Frank Palmeri of Palmeri Fund Administrators his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of Vista II, L.P., Vista Partners, L.P., Vista III, L.P., or Vista III Partners, L.P. pursuant to Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby and ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, or may have done in connection with the matters described above.





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                               Page 13 of 14 Pages







      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the ____ day of February, 1996.



VISTA II, L.P.

By:  Vista Partners, L.P.

By:   /s/ Gerald B. Bay
      ------------------------------
        Gerald B. Bay
        General Partner


VISTA PARTNERS, L.P.

By:   /s/ Gerald B. Bay
      ------------------------------
        Gerald B. Bay
        General Partner

VISTA III, L.P.

By:  Vista III Partners, L.P.

By:   /s/ Gerald B. Bay
      ------------------------------
      Gerald B. Bay
      General Partner


VISTA III PARTNERS, L.P.

By:   /s/ Gerald B. Bay
      ------------------------------
      Gerald B. Bay
      General Partner


/s/ Edwin Snape
------------------------------
Edwin Snape


/s/ Gerald B. Bay
------------------------------
Gerald B. Bay


/s/ John F. Tomlin
------------------------------
John F. Tomlin


                               Page 14 of 14 Pages